SENECA INDEPENDENCE PIPELINE COMPANY
                                  BALANCE SHEET


                                                        AT MARCH 31,
                                                            1998
                                                        ------------
ASSETS
Current Assets:
    Cash                                                 $   92,606
    Other Accounts Receivable                                (2,781)
                                                         ----------
                                                             89,825
                                                         ----------

Property, Plant & Equipment                                       -
                                                         ----------


Other Assets
    Other Assets                                          3,902,815
                                                         ----------


                                                         $3,992,640
                                                         ==========


LIABILITIES & STOCKHOLDERS EQUITY
Current Liabilities
    Notes Payable - Intercompany                          4,000,000
    Accounts Payable - Intercompany                           7,241
                                                         ----------
                                                          4,007,241
                                                         ----------

Other Liabilities                                                 -

Capitalization:
Stockholder's Equity:
    Capital Stock                                             1,000
    Earnings Reinvested in the Business                     (15,601)
                                                         ----------
                                                            (14,601)
                                                         ----------


                                                         $3,992,640
                                                         ==========